CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the PRESIDENT/CHIEF EXECUTIVE OFFICER (as of June 30, 2004) of The Enterprise Group of Funds, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 19, 2004	/s/ Victor Ugolyn Victor Ugolyn President/Chief Executive Officer (as of June 30, 2004)

The undersigned, the VP/CHIEF FINANCIAL OFFICER (as of June 30, 2004) of The Enterprise Group of Funds, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended June 30, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 19, 2004	/s/ Phillip G. Goff Phillip G. Goff VP/Chief Financial Officer (as of June 30, 2004)